UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 9, 2002
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated April
9, 2002 attached as Exhibit 20, relating to the Company's unaudited results for the quarter ended March 31, 2002.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated April
9, 2002 attached as Exhibit 20, relating to the Company's unaudited results for the quarter ended March 31, 2002.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     April 11, 2002              /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated April 9, 2002

Exhibit 20



                             NEWS RELEASE


FOR IMMEDIATE RELEASE
April 9, 2002

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
             UNAUDITED RESULTS FIRST QUARTER 2002 -- $504,000

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $504,000 for the quarter ended March 31, 2002, an increase of $243,000, or 93.1%, above the $261,000 reported for the same period in 2001. Basic earnings per share were $0.59 for the quarter ended March 31, 2002, compared to $0.26 for the quarter ended March 31, 2001, while fully diluted earnings per share were $0.55 for the quarter ended March 31, 2002, compared to $0.26 for the quarter ended March 31, 2001.

Net interest income was $1,557,000 for the three months ended March 31, 2002, an increase of $175,000, or 12.7%, compared to $1,382,000 for the first quarter in 2001. The provision for loan losses was $60,000 for the quarter ended March 31, 2002 and $36,000 for the quarter ended March 31, 2001.

Noninterest income totaled $780,000 for the first quarter in 2002, $253,000, or 48.0%, higher than the $527,000 recorded for the three months ended March 31, 2001. This increase was mostly due to commissions generated from GTPS Insurance Agency and gains from sales of mortgage loans, net of commissions. Insurance sales commissions increased $143,000, or 44.8%, from $319,000 reported for the first quarter in 2001 to $462,000 for the first quarter in 2002. This increase was mainly due to commissions generated from new customers. Gains on the sale of mortgage loans, net of commissions were $106,000 for the first quarter of 2002. The Company did not sell any loans in the first quarter of 2001.

Noninterest expense was $1,446,000 for the first quarter in 2002, $12,000 higher than the $1,434,000 reported for the quarter ended March 31, 2001.

Total assets at March 31, 2002 were $170.98 million, compared to $168.35 million at December 31, 2001.


First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ SmallCap Market System under the symbol "GTPS."


                                ###
                          GTPS-pr-2002-0

Great American Bancorp, Inc.
Consolidated Balance Sheets
March 31, 2002 and December 31, 2001
(in thousands, except share data)
                                            March 31, 2002     Dec. 31, 2001
                                              (Unaudited)
----------------------------------------------------------------------------
Assets
 Cash and due from banks                    $       6,282      $       4,832
 Interest-bearing demand deposits                  14,764              6,334
                                              ------------------------------
     Cash and cash equivalents                     21,046             11,166

 Held-to-maturity securities                        1,843              2,056
 Mortgage loans held for sale, net
  of unrealized loss of $3 in 2002                  1,595              2,343
 Loans, net of allowance for loan
  losses of $1,102 and $1,040 in 2002
  and 2001, respectively                          136,728            143,063
 Premises and equipment                             6,299              6,362
 Federal Home Loan Bank stock                       1,182              1,166
 Interest receivable                                  781                789
 Cash surrender value of life insurance               256                251
 Insurance premiums receivable                        220                204
 Deferred income taxes                                 81                 81
 Mortgage servicing rights                            101                 51
 Goodwill                                             485                485
 Other                                                356                328
                                            --------------------------------
     Total assets                           $     170,973      $     168,345
                                            ================================
Liabilities and Stockholders' Equity
 Liabilities
  Deposits
   Noninterest-bearing deposits             $      12,075      $      11,890
   Interest-bearing deposits
    Savings, NOW and money market                  52,152             46,300
    Time                                           66,769             69,350
                                            --------------------------------
     Total deposits                               130,996            127,540

  Federal Home Loan Bank advances                  19,000             20,500
  Deferred compensation - directors                   592                648
  Advances from borrowers for
   taxes and insurance                                511                319
  Accrued postretirement benefit obligation           222                211
  Accrued real estate taxes                           171                136
  Premiums due insurance companies                    121                101
  Dividends payable                                    94                 95
  Income taxes payable                                250                 23
  Interest payable                                     83                 91
  Other                                               201                122
                                            --------------------------------
     Total liabilities                            152,241            149,786
                                            --------------------------------

Stockholders' Equity
 Preferred stock, $0.01 par value
  Authorized and unissued --
   1,000,000 shares                                    --                 --
 Common stock, $0.01 par value
  Authorized -- 7,000,000 shares
  Issued and outstanding -- 2,052,750 shares           21                 21
 Additional paid-in-capital                        20,166             20,165
 Retained earnings                                 18,247             17,838
                                            --------------------------------
                                                   38,434             38,024
 Treasury stock, at cost
  Common: 2002 - 1,197,273 shares,
   2001 - 1,185,583 shares                        (19,633)           (19,393)
 Unearned incentive plan shares:
  2002 - 4,769 shares, 2001 - 5,010 shares            (69)               (72)
                                            --------------------------------
     Total stockholders' equity                    18,732             18,559
                                            --------------------------------
     Total liabilities and
      stockholders' equity                  $     170,973      $     168,345
                                            ================================

Great American Bancorp, Inc.
Consolidated Statements of Income
For the Three Months Ended March 31, 2002 and March 31, 2001
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                           March 31, 2002     March 31, 2001
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      2,657      $       2,687
 Available-for-sale securities                         --                 49
 Held-to-maturity securities                           32                 45
 Deposits with banks and other                         49                117
                                            --------------------------------
   Total interest income                            2,738              2,898
                                            --------------------------------
Interest Expense:
 Deposits                                             949              1,290
 Federal Home Loan Bank advances                      225                216
 Other                                                  7                 10
                                            --------------------------------
   Total interest expense                           1,181              1,516
                                            --------------------------------
Net Interest Income                                 1,557              1,382

Provision for Loan Losses                              60                 36
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          1,497              1,346
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                          462                319
 Brokerage commissions                                 32                 36
 Customer service fees                                125                126
 Other service charges and fees                        44                 42
 Sale of mortgage loans, net of commissions           106                 --
 Loan servicing fees                                    4                  3
 Other                                                  7                  1
                                            --------------------------------
   Total noninterest income                           780                527
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                       835                795
 Net occupancy expense                                139                155
 Equipment expense                                    126                155
 Data processing fees                                  19                 19
 Deposit insurance premium                              6                  6
 Printing and office supplies                          68                 76
 Legal and professional fees                           48                 56
 Directors and committee fees                          25                 25
 Insurance expense                                     14                 13
 Marketing and advertising expense                     46                 39
 Other                                                120                 95
                                            --------------------------------
   Total noninterest expenses                       1,446              1,434
                                            --------------------------------
Income Before Income Taxes                            831                439

Provision for Income Taxes                            327                178
                                            --------------------------------
Net income                                  $         504      $         261
                                            ================================
Earnings per share:
 Basic                                      $        0.59      $        0.26
                                            ================================
 Diluted                                    $        0.55      $        0.26
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                           March 31, 2002     March 31, 2001
----------------------------------------------------------------------------
Total assets                                $     170,973      $     165,687
Total loans, net                                  136,728            133,483
Loan loss reserve                                   1,102                920
Non-performing assets                                 340                359
Non-performing assets to total assets                0.20%              0.22%
Allowance for loan losses to total assets            0.64%              0.56%
Investment securities                               1,843              5,626
Total deposits                                    130,996            125,426
Checking deposits                                  32,591             27,728
Money market deposits                              14,921             10,106
Passbook savings deposits                          16,715             14,263
Certificates of deposit                            66,769             73,329
Federal Home Loan Bank advances                    19,000             18,500
Total stockholders' equity                         18,732             19,728



                                                     Three Months Ended
                                              March, 2002        March, 2001
----------------------------------------------------------------------------
Net interest margin (annualized)                    4.14%              3.83%
ROA (annualized)                                    1.22%              0.66%
ROE (annualized)                                   11.02%              5.31%